Supplement dated June 2, 2014
to the Prospectuses and Summary Prospectuses of the following funds:
Fund	Prospectus Dated
Columbia Funds Series Trust
Columbia Large Cap Enhanced Core Fund	7/1/2013
Columbia Funds Series Trust II
Columbia Large Core Quantitative Fund	12/1/2013
Columbia Large Growth Quantitative Fund	12/1/2013
Columbia Large Value Quantitative Fund	12/1/2013
Effective July 18, 2014, Oliver Buckley will no longer be managing the Funds due to his retirement from Columbia Management Investment Advisers, LLC, the Funds’ investment manager. Effective that date, all references to Mr. Buckley contained in the Funds’ Prospectuses and Summary Prospectuses are deleted.
Shareholders should retain this Supplement for future reference.
SUP000_00_008_(06/14)